Vanguard
Money Market
Reserves-
Prime Portfolio

Fund Profile
October 29, 1997

The Prime Portfolio is part of Vanguard Money Market Reserves, which also includes the Federal Portfolio.


A member of
The Vanguard Group

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1        OBJECTIVE

Vanguard Money Market Reserves-Prime Portfolio seeks to provide maximum current income while preserving your investment and protecting your ability to convert to cash when needed.* The Portfolio may not meet this objective.

2        INVESTMENT STRATEGY

The Prime Portfolio invests in high-quality money market obligations issued by banks and other financial institutions, nonfinancial corporations, and the U.S., state, and municipal governments and their agencies.

The Portfolio seeks an average maturity of 90 days or less, and maintains the following quality ratings:

     MONEY MARKET                                 MINIMUM
     OBLIGATIONS                              QUALITY RATINGS**
Certificates of Deposit (CDs)                       A-1
Commercial Paper
(short-term promissory notes)                     Prime-1
Short-Term Corporate Obligations                    Aa3

3        RISKS

Investors in the Portfolio are exposed to:

     - A VERY LOW degree of INTEREST RATE RISK because the short-term nature of the Portfolio's investments tends to minimize the impact of interest rate changes.

     - A HIGH degree of INCOME RISK (the possibility that the Portfolio's income will fluctuate when interest rates change).

     - A LOW degree of CREDIT RISK (the possibility that the issuer of a money market instrument will fail to repay interest and principal) because of the high quality of the Portfolio's securities.

*An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.
**As rated by Moody's Investors Service, Inc.

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4        APPROPRIATENESS

This Portfolio may be suitable for investors who:
-        Are seeking a market rate of income in very short-term securities.
-        Want to protect the value of their investment.
-        Have short-term goals or need a temporary place to hold money.

The Portfolio is not suitable for investors who:
-        Want a steady level of income.
-        Are seeking capital growth.

5        FEES AND EXPENSES

The Prime Portfolio--like all Vanguard funds--is offered on a pure no-load basis (that is, the Portfolio has no 12b-1 fees or charges to buy or sell shares).

The Portfolio's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Portfolio's expense ratio for fiscal year 1996 was 0.32% of assets.

ANNUAL FUND OPERATING EXPENSES
------------------------------
Investment Advisory Fees............0.01%
Distribution Costs..................0.03
Other Expenses......................0.28
                                   -----
TOTAL OPERATING EXPENSES............0.32%
                                   =====

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

1 YEAR          3 YEARS          5 YEARS          10 YEARS
----------------------------------------------------------
  $3              $10              $18               $41

This example should not be considered to represent past or future expenses or performance. Actual expenses may be higher or lower than those shown.

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6        PAST PERFORMANCE

                                   PERFORMANCE
                          ANNUAL RETURNS (%) 1987-1996

                VANGUARD PRIME               LIPPER NON-GOVERNMENT
                   PORTFOLIO              MONEY MARKET FUNDS AVERAGE+
1987                  6.6                            6.1
1988                  7.6                            7.0
1989                  9.4                            8.8
1990                  8.3                            7.8
1991                  6.1                            5.7
1992                  3.7                            3.3
1993                  3.0                            2.6
1994                  4.1                            3.7
1995                  5.8                            5.4
1996                  5.3                            4.8

                               PERFORMANCE SUMMARY
                       (PERIODS ENDED SEPTEMBER 30, 1997)

                              AVERAGE ANNUAL TOTAL RETURNS
                            PRIME                     LIPPER
                           PORTFOLIO                 AVERAGE+
1 Year                       5.4%                       4.9%
5 Years                      4.6%                       4.1%
10 Years                     5.9%                       5.4%

Performance figures include the reinvestment of all dividends. All returns are net of expenses. The performance data quoted represent past performance; future returns will fluctuate.

                          Annualized current yield for
                 the seven-day period ended September 30, 1997:
                                      5.35%
                     For the latest yield, call Vanguard at
                                 1-800-662-7447

The average annualized current yield represents the Portfolio's average income less all expenses for the seven-day period, annualized by 365 days and divided by the average total net assets over the same period.

+Lipper  Non-Government  Money Market Funds Average is an industry  benchmark of
nongovernment  money  market  funds  with  similar  investment   objectives  and
policies, as measured by Lipper Analytical Services, Inc.

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7        INVESTMENT ADVISER

The Portfolio is managed by Vanguard Fixed Income Group, which manages total assets of more than $92 billion.

John Hollyer, Principal of Vanguard, has managed the Portfolio since 1989.

8        PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts for minors).

9        REDEMPTIONS AND EXCHANGES

You may redeem or exchange shares by sending a letter to or calling Vanguard. Checks written to redeem shares must be for $250 minimum. In addition, you may exchange shares through Vanguard's website at http://www.vanguard.com.*

10       DISTRIBUTIONS

Dividends are declared each business day and are paid on the first business day of each month. Dividend distributions can be automatically reinvested or received in cash. Dividend distributions are taxable to you whether reinvested in additional shares or received in cash.

11       OTHER SERVICES

-        Free checkwriting.
- Vanguard Fund Express(R)--electronic transfers between your bank account and the Portfolio.
-        Vanguard  Tele-Account(R)--around-the-clock  access  to  Vanguard  fund
         information,   account  balances,  and  some  transactions  by  calling
         1-800-662-6273 (ON-BOARD).
- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).

*Before using this service, you must register through our website and obtain a confidential password.

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                            [THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, PA 19482

TOLL-FREE INVESTOR
INFORMATION
1-800-662-7447

World Wide Web
http://www.vanguard.com

E-mail
online@vanguard.com

This Fund Profile contains key information about the Portfolio. If you would like more information before you invest, please consult the Portfolio's accompanying prospectus. For details about the Portfolio's holdings or recent investment strategies, please review the Portfolio's most recent annual or semiannual report. The prospectus and reports can be obtained at no cost by calling Vanguard.

(C) 1997 Vanguard Marketing
Corporation, Distributor

FP30 o  1097-32B